UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CNL LIFESTYLE PROPERTIES, INC.

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News Release

For information contact:

Lisa Schultz

Chief Communications Officer

CNL Financial Group

(407) 650-1223

CNL LIFESTYLE PROPERTIES ANNOUNCES ADJOURNMENT OF

2013 ANNUAL MEETING OF STOCKHOLDERS TO JULY 26, 2013

(ORLANDO, Fla.) June 27, 2013 — CNL Lifestyle Properties, Inc. (the “Company”) announced that at its 2013 Annual Meeting of Stockholders held earlier today (the “Annual Meeting”), the stockholders voted to approve the re-election of the Company’s Board of Directors (the “Board”), the ratification of the Company’s independent public accountants, and an amendment to the Company’s bylaws (the “Bylaws”) conferring authority on the Board to amend the Bylaws. The stockholders also approved a number of amendments to the Company’s articles of organization (the “Charter”) relating to any future dissolution of the Company, the election of directors, extraordinary transactions, the removal of certain limitations under the Statement of Policy Regarding Real Estate Investment Trusts as revised and adopted by the membership of the North American Securities Administrators Association on May 7, 2007, opting out of the Maryland Business Combination Act and the Maryland Control Share Acquisition Act, and various conforming and ministerial changes.

In addition, the stockholders voted to adjourn the Annual Meeting to allow additional time for the vote on a number of further amendments to the Company’s Charter (the “Remaining Proposals”). The Annual Meeting will reconvene at 1:00 p.m., Eastern Daylight Savings Time, on Friday, July 26, 2013, at the Company’s offices located at CNL Center at City Commons, 450 South Orange Avenue, 12th Floor, Orlando, Florida 32801 (the “Adjourned Meeting”).

The affirmative vote of the holders of two-thirds of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary for the passage of each of the Remaining Proposals, which is a higher voting standard than that which was required to approve the proposals that were passed by stockholders at the Annual Meeting today. The Board believes the Remaining Proposals are important to the Company’s future and provide consistency with state law and other REITs. The Remaining Proposals consist of additional amendments to the Charter regarding (i) the number of directors of the Company; (ii) any future termination of the Company’s status as a real estate investment trust for federal income tax purposes; (iii) amendments to the Bylaws; (iv) amendments to the Charter; and (v) mergers, reorganizations, etc., all as more fully described in the Company’s proxy statement for its 2013 Annual Meeting, which was filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2013. The adoption by the Company of the Bylaw amendment approved by the stockholders at the Annual Meeting today remains subject to the stockholders’ approval at the Adjourned Meeting of the proposal relating to an amendment to the Charter regarding Bylaw amendments. Stockholders are urged to read the proxy statement and other relevant Company documents filed with the SEC.

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During the period of the adjournment, the Company will continue to solicit proxies from its stockholders. Stockholders who have already voted need not take any action, although they may change their vote by executing a new proxy, revoking a previously given proxy, or attending the 2013 Annual Meeting when it reconvenes on Friday, July 26, 2013 and voting in person. Stockholders who have not yet voted or wish to change their votes, may vote by phone or through the Internet using the instructions provided in their voting instruction form or proxy card. Stockholders may also contact Broadridge Investor Communications Solutions, Inc., the Company’s proxy solicitor (“Broadridge”), toll free at (877) 780-4190 if they need assistance with voting.

About CNL Lifestyle Properties

CNL Lifestyle Properties, Inc. is a real estate investment trust that owns a portfolio of 176 properties in the United States and Canada in the lifestyle sectors. Headquartered in Orlando, Fla., CNL Lifestyle Properties specializes in the acquisition of ski and mountain lifestyle, attractions, golf, marinas, senior housing and additional lifestyle properties. For more information, visit www.CNLLifestyleREIT.com.

About CNL Financial Group

CNL Financial Group (CNL) is a leading private investment management firm providing global real estate and alternative investments. Since inception in 1973, CNL and/or its affiliates have formed or acquired companies with more than $26 billion in assets. CNL is headquartered in Orlando, Florida. For more information, visit www.cnl.com.

Caution Concerning Forward-Looking Statements

Certain information above may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. The Company’s forward-looking statements are not guarantees of future performance, and actual results could differ materially from those set forth in the forward-looking statements due to and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or accurately predict. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at www.CNLLifestyleREIT.com. Forward-looking statements speak only as of the date on which they are made; the Company undertakes no obligation to, and expressly disclaims any obligation to, update or revise its forward-looking statements to reflect new information, changed assumptions, the occurrence of subsequent events, or changes to future operating results over time unless otherwise required by law.

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